UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1. Report to Shareholders

Global Infrastructure Fund	October 31, 2012

The views and opinions in this report were current as of October 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Global stock markets finished with solid overall gains for the year ended October 31, 2012, against a backdrop of reasonably resilient corporate earnings and widespread central bank actions intended to stimulate economic growth. Volatility was high, however, amid ongoing political and economic turmoil in Europe, a sluggish U.S. economic recovery, and slowing growth in China and other key emerging markets. Global infrastructure and utilities stocks generally lagged broader markets in the developed world but tended to outperform emerging markets equities. The Global Infrastructure Fund performed well in a turbulent environment and comfortably outpaced its benchmark.

As shown in the Performance Comparison table, your fund gained 4.34% and 10.17% for the 6- and 12-month periods ended October 31, 2012, respectively. (Results for the fund’s Advisor Class shares were slightly lower, reflecting their higher expenses.) Our wireless telecommunication stocks were particularly strong performers, and stock selection helped the fund’s performance versus the UBS World Infrastructure & Utilities Index over the past year. Our industry weightings also benefited relative performance, led by an underweight in electric utilities versus our benchmark and a large overweight allocation to transportation infrastructure stocks. An overweight to China helped results, as well.

MARKET ENVIRONMENT

Global stock markets were highly volatile over the 12 months ended October 31, 2012. Investor sentiment vacillated between optimism over supportive central bank actions and resilient corporate earnings and concerns about a muted U.S. economic recovery, recession in Europe, and slowing growth in key emerging markets.

The U.S. economy continued to grow at a modest pace despite an anemic employment market and a contentious election cycle that forestalled substantive action on the government’s profound fiscal challenges. Investors focused instead on the Federal Reserve’s highly accommodative monetary policy, which included a further round of quantitative easing and a statement that it intends to keep interest rates very low until at least mid-2015. Corporate earnings remained relatively steady, and balance sheets appeared solid after years of cost-cutting and business rationalization. Significantly, consumers started to pick up on some of the optimism, with improvements in retail confidence measures and an uptick in the housing market.

Much of Europe slipped into recession, but supportive central bank actions appeared to stabilize the Continent’s long-running debt problems. The European Central Bank (ECB) announced a pair of long-term refinancing operations. The first provides European banks with inexpensive, three-year loans to help them purchase sovereign debt. This was followed by a conditional offer to purchase short-term sovereign debt to keep bond yields in countries such as Spain and Italy from rising to unsustainable levels. Fiscal austerity also remains widespread across the region as governments seek to reduce debt levels. Reduced stress in the eurozone financial system is a necessary condition for peripheral countries to bridge budget deficits and to kick-start corporate capital spending.

China remained a key focus for investors as the country’s economy struggled with slowing domestic consumer demand, faltering foreign investment, and concerns over a high-profile leadership transition. However, the government took steps to revive the economy from mid-2012, contributing to incremental improvements in exports and other economic indicators, and we are optimistic that it can achieve sustained growth at lower levels, although there will likely be periods of disruption. We remain optimistic on the long-term structural growth story in China and the broader Asian region. Given the uncertain environment, we expect volatility to continue, and we intend to use it as an opportunity to add high-conviction names.

North American equities led the way with double-digit gains for the year ended October 31, 2012. European stocks lagged North America against a backdrop of economic and fiscal uncertainty, but were positive nonetheless, led by Germany, Switzerland, and the Nordic markets. Singapore and Hong Kong turned in the best results among developed Asian markets, but Japan continued to struggle and declined for the period. Performance among emerging markets was mixed. Emerging Asian markets posted decent results, but Latin American markets fell. Global infrastructure and utilities stocks ground out steady gains on the whole.

PERFORMANCE REVIEW

The fund’s holdings in the multi-utilities industry performed well for the year, although stock selection and an underweight allocation detracted from returns versus the UBS World Infrastructure & Utilities Index. This continues to represent our largest industry allocation, but we remain underweight versus our benchmark because of continuing weakness in global energy demand and prices. U.S.-based Sempra Energy, which operates natural gas-fueled power plants, pipelines, and storage facilities, was among the portfolio’s top overall performers, benefiting from a strong regulatory framework, a superior asset base, and potential upside from liquid natural gas exports. The UK’s Centrica also performed well due to its significant presence in the attractive U.S. market, solid upstream and retail businesses, and healthy balance sheet. France’s Suez Environnement declined as the industrial waste recycling business struggled with weak demand and pricing in Europe. We established a position in National Grid, a UK electric power transmission network featuring excellent management, steady earnings growth, and an attractive dividend yield. We eliminated our position in AGL Energy due to rising regulatory uncertainty in Australia. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our electric utilities managed a modest gain but significantly outperformed the benchmark due to stock selection and a large underweight allocation to this weak-performing industry. We maintained our underweight allocation versus the UBS index but were able to pick up some good stocks selling at attractive valuations due to demand and price weakness. American Electric Power was one of our leading performers as the company optimized assets toward regulated returns and reduced operating costs. PPL also generated nice gains, benefiting from improvements in its UK business, attractive valuations, and a better overall operating environment. We eliminated our position in Electricite de France due to weak end market demand and initiated a position in UNS Energy, a mid-size U.S. utility that should benefit from improved asset growth and an improved regulatory framework.

The fund’s transportation infrastructure stocks generated good overall gains, but stock selection hurt results versus our benchmark. The transportation infrastructure industry should continue to perform well if our expectations for a slow and steady global economic recovery are realized. Brazil’s CCR, one of Latin America’s largest toll road operators, was a standout performer, enjoying an attractive asset base, excellent management, and strong inflation-linked pricing power. Dutch oil storage company Koninklijke Vopak gained due to its dominant presence in Rotterdam and Singapore, the world’s two largest oil hubs. Sichuan Expressway struggled with reduced traffic in the slowing Chinese economy but improved toward the end of our reporting period as the Chinese economy stabilized. We established a position in Spain’s Abertis Infraestrcturas, which had been trading down due to concerns over its assets in economically weak southern Europe. We believe the market has undervalued the company, which generates a significant portion of revenues outside of Europe, offers a solid dividend yield, and has a skilled management team focused on restructuring non-core assets to improve cash flow.

Our road and rail holdings generated double-digit gains, while stock selection and a large overweight allocation helped relative results. Union Pacific benefited from increased shale-related traffic, good pricing power, and an overall improvement in U.S. economic activity. The company significantly increased its dividend to shareholders, as well. Canadian Pacific Railway, which had been one of the worst-performing railway stocks in North America, gained as a new management team started to cut costs and rationalize the business. Container Corporation of India declined due to country-specific cyclical economic, political, and currency challenges. The company has a healthy balance sheet, however, and good cash flow, and it should perform well when the Indian economy regains its positive momentum.

Independent power producers generated good gains for the fund, and stock selection helped returns versus our benchmark. Although an overweight allocation detracted from relative returns, we are maintaining our positive outlook for the industry due to its low valuations and our expectations for improved demand and pricing power as the global economy gradually improves. Low natural gas prices helped U.S.-based Calpine, whose power plants are overwhelmingly fueled by natural gas. Shares of International Power surged as the company was taken over by GDF Suez at a substantial premium. India’s Adani stumbled as the company struggled to obtain sufficient coal to fuel its costly power plants. However, coal supplies are improving, and most of the company’s capacity expansion is at or near completion, relieving capital spending pressures. We are optimistic about the company’s long-term prospects in a country with the largest power deficit in the industrialized world.

Elsewhere in the portfolio, a modest allocation to telecommunication services providers provided a significant performance boost. Crown Castle International was the fund’s top overall performer as several positive earnings reports validated expectations that the company will be a significant beneficiary of wireless infrastructure buildouts.

From a geographic perspective, we continue to favor emerging over developed markets. This emphasis has not been as beneficial as we had expected over the past few years, with many emerging market stocks struggling to outperform in a low-growth, high-inflation environment. Over the long term, however, we believe a growing middle class, expanding consumption, and increasing upward mobility will drive growth rates superior to those in developed markets. We expect China to perform well over the near term as inflation concerns recede and the government charts a course toward more sustainable, long-term growth rates. We continue to have an overweight allocation to India versus the UBS index. Although the country faces serious risks from currency depreciation and policy responses to inflationary pressures, India still has a huge need for infrastructure spending, and equities appear cheap relative to their earnings potential. Brazil’s economy seems to have bottomed and appears to be improving. While emerging markets generally have significant infrastructure spending needs, Brazil’s should be particularly high as the country prepares to host the 2014 World Cup and the 2016 Summer Olympics.

Among developed markets, we increased our allocation to North America but remain underweight, moving to a slightly more defensive posture after purchasing shares in some high-quality regulated utilities selling at depressed valuations. We took advantage of cyclical strength in some of our key holdings to reduce our position in Japan and other Asian countries. We anticipate a particularly tough operating environment for Japan’s electric utilities due to expectations for a weaker yen and ongoing regulatory concerns resulting from the Fukushima nuclear disaster. We also reduced our exposure to Europe after the recent rally due to concerns about the Continent’s long-term structural economic challenges. We took the proceeds and increased our exposure to the UK, buying some well-managed companies that should benefit from a more stable regulatory environment. We continue to like Singapore and, to a lesser extent, Hong Kong as means to gain exposure to fast-growing Asian markets through companies with highly skilled, shareholder-friendly management teams.

OUTLOOK

We expect modest cyclical economic improvement in most of the world’s major markets—a slightly more positive outlook than we had in our last report six months ago. U.S. data are showing incremental improvements in employment, housing, retail, and freight, although the market remains skittish due to lingering concerns over government fiscal issues. European policymakers appear to have stabilized the Continent’s debt crisis, and although a cure remains elusive as we await substantive progress on the long-term fiscal problems plaguing the eurozone, the danger of an economic free-fall has receded substantially. We believe that the worst of China’s economic slowdown has passed, and we are starting to see better numbers as the country charts a path toward more sustainable growth rates. Brazil looks poised for a resumption of growth, and India should improve. We are very mindful, however, that the world’s developed economies continue to face a number of profound structural challenges.

In this uncertain environment, we believe investors are looking for ways to access global growth opportunities with less volatility, looking for stocks that combine steady and sustainable dividend growth with moderate appreciation potential—stocks that form the core of our investment approach. Although the current environment is challenging, we will continue to leverage our independent global research platform to uncover unique opportunities as they arise.

Respectfully submitted,

Susanta Mazumdar
Portfolio manager and chairman of the fund’s Investment Advisory Committee
November 19, 2012

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Because the fund concentrates its investments in infrastructure-related companies, it will be more susceptible to changes affecting that industry than would a fund that does not concentrate its investments in a particular industry. Infrastructure-related companies can be negatively affected by adverse economic and political developments, as well as changes in regulations, environmental problems, casualty losses, and increases in interest rates.

GLOSSARY

UBS World Infrastructure & Utilities Index: An index designed to track the performance of globally listed infrastructure stocks.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS   For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/12	10/31/11	1/27/10 Through 10/31/10
NET ASSET VALUE			
Beginning of period	$ 10.23	$ 10.67	$ 10.00
Investment activities			
Net investment income[(1)]	0.22[(2)]	0.25[(2)]	0.16[(2)]
Net realized and unrealized gain (loss)	0.76	(0.55)	0.51
Total from investment activities	0.98	(0.30)	0.67
Distributions			
Net investment income	(0.26)	(0.14)	–
Net realized gain	(0.12)	–	–
Total distributions	(0.38)	(0.14)	–
NET ASSET VALUE			
End of period	**$ 10.83**	**$ 10.23**	**$ 10.67**

Ratios/Supplemental Data

Total return[(3)]	**10.17%[(2)]**	**(2.83)%[(2)]**	**6.70%[(2)]**
Ratio of total expenses to average net assets	1.10%[(2)]	1.10%[(2)]	1.10%[(2)(4)]
Ratio of net investment income to average net assets	2.13%[(2)]	2.33%[(2)]	1.92%[(2)(4)]
Portfolio turnover rate	34.6%	30.9%	18.6%
Net assets, end of period (in thousands)	$ 42,046	$ 42,465	$ 33,265

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.10% contractual expense limitation in effect through 2/28/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS — For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/12	10/31/11	1/27/10 Through 10/31/10
NET ASSET VALUE			
Beginning of period	$ 10.20	$ 10.65	$ 10.00
Investment activities			
Net investment income(1)	0.20(2)	0.23(2)	0.24(2)
Net realized and unrealized gain (loss)	0.76	(0.54)	0.41
Total from investment activities	0.96	(0.31)	0.65
Distributions			
Net investment income	(0.25)	(0.14)	–
Net realized gain	(0.12)	–	–
Total distributions	(0.37)	(0.14)	–
NET ASSET VALUE			
End of period	$ 10.79	$ 10.20	$ 10.65

Ratios/Supplemental Data

Total return(3)	9.98%(2)	(2.93)%(2)	6.50%(2)
Ratio of total expenses to average net assets	1.20%(2)	1.20%(2)	1.20%(2)(4)
Ratio of net investment income to average net assets	2.00%(2)	2.21%(2)	2.74%(2)(4)
Portfolio turnover rate	34.6%	30.9%	18.6%
Net assets, end of period (in thousands)	$ 369	$ 365	$ 18

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.20% contractual expense limitation in effect through 2/28/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(4) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
AUSTRALIA 3.6%		
Common Stocks 3.6%		
APA Group	58,485	313
Asciano	98,816	468
Origin Energy	49,465	583
Toll Holdings	38,855	179
Total Australia (Cost $1,674)		1,543
BRAZIL 4.2%		
Common Stocks 3.5%		
CCR	60,900	535
Energias do Brasil	71,900	449
Mills Estruturas e Servicos de Engenharia	7,800	120
Transmissora Alianca de Energia Eletrica, Equity Units	11,600	383
		1,487
Preferred Stocks 0.7%		
Cemig	24,470	293
		293
Total Brazil (Cost $1,578)		1,780
CANADA 3.9%		
Common Stocks 3.9%		
Canadian Pacific Railway	3,400	313
Enbridge	33,500	1,333
Total Canada (Cost $1,011)		1,646
CHINA 7.3%		
Common Stocks 7.3%		
Beijing Enterprises (HKD)	73,500	476
China Longyuan Power, H Shares (HKD)	729,600	476
China Merchants Holdings International (HKD)	186,000	617

INDIA 4.6%

Common Stocks 4.6%

Adani Ports & Special Economic Zone	164,637	385
Adani Power (1)	317,557	283
Container Corporation of India	8,162	152
Crompton Greaves	53,179	123
Gail India	17,758	115
GMR Infrastructure (1)	695,412	259
IRB Infrastructure Developers	122,287	277
Jaiprakash Associates	215,261	349
Total India (Cost $2,772)		1,943

INDONESIA 1.1%

Common Stocks 1.1%

Sarana Menara Nusantara (1)	228,000	463
Total Indonesia (Cost $303)		463

ITALY 3.5%

Common Stocks 3.5%

Atlantia	21,508	355
Enel	197,204	741
Terna	104,967	395
Total Italy (Cost $1,837)		1,491

JAPAN 3.8%

Common Stocks 3.8%

Central Japan Railway	7,200	619
East Japan Railway	11,200	769
Tokyo Gas	43,000	228
Total Japan (Cost $1,402)		1,616

MALAYSIA 0.9%		
Common Stocks 0.9%		
Malaysia Airports Holdings	204,200	390
Total Malaysia (Cost $332)		390
MEXICO 1.1%		
Common Stocks 1.1%		
OHL Mexico (1)	269,100	444
Total Mexico (Cost $476)		444
NETHERLANDS 0.9%		
Common Stocks 0.9%		
Koninklijke Vopak	5,611	391
Total Netherlands (Cost $217)		391
PHILIPPINES 1.3%		
Common Stocks 1.3%		
Energy Development	3,495,300	566
Total Philippines (Cost $439)		566
QATAR 1.1%		
Common Stocks 1.1%		
Qatar Electricity & Water	13,247	485
Total Qatar (Cost $410)		485
RUSSIA 0.7%		
Common Stocks 0.7%		
Globaltrans Investment, GDR (USD)	15,648	289
Total Russia (Cost $216)		289

UNITED ARAB EMIRATES 1.1%

Common Stocks 1.1%

DP World (USD)	38,071	452
Total United Arab Emirates (Cost $363)		452

UNITED KINGDOM 6.4%

Common Stocks 6.4%

Centrica	229,487	1,200
National Grid	52,727	601
Pennon	23,483	272
United Utilities	56,665	619
Total United Kingdom (Cost $2,425)		2,692

UNITED STATES 35.7%

Common Stocks 35.7%

AES	73,700	770
American Electric Power	21,000	933
American Tower, REIT	13,200	994
Calpine (1)	43,930	773
CenterPoint Energy	28,300	613
Chesapeake Utilities	4,700	221
Clean Harbors (1)	4,400	257
Crown Castle International (1)	14,100	941
CSX	19,040	390
DTE Energy	3,000	186
Entergy	9,100	660
Exelon	18,100	648
FirstEnergy	15,100	690
McDermott International (1)	20,100	215
MDU Resources	19,600	426
NRG Energy	24,200	522

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $39,835)	$	42,247
Receivable for investment securities sold		178
Receivable for shares sold		79
Dividends receivable		58
Cash		41
Due from affiliates		8
Other assets		221
Total assets		42,832
Liabilities		
Payable for investment securities purchased		147
Due to affiliates		25
Investment management fees payable		15
Payable for shares redeemed		12
Other liabilities		218
Total liabilities		417
NET ASSETS	**$**	**42,415**
Net Assets Consist of:		
Undistributed net investment income	$	639
Accumulated undistributed net realized loss		(644)
Net unrealized gain		2,411
Paid-in capital applicable to 3,917,208 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized		40,009
NET ASSETS	**$**	**42,415**
NET ASSET VALUE PER SHARE		
Investor Class		
($42,045,505 / 3,882,975 shares outstanding)	**$**	**10.83**
Advisor Class		
($369,466 / 34,233 shares outstanding)	**$**	**10.79**

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/12	10/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 887	$ 985
Net realized gain (loss)	(481)	659
Change in net unrealized gain (loss)	3,603	(3,223)
Increase (decrease) in net assets from operations	4,009	(1,579)
Distributions to shareholders		
Net investment income		
Investor Class	(1,066)	(473)
Advisor Class	(9)	(2)
Net realized gain		
Investor Class	(492)	–
Advisor Class	(5)	–
Decrease in net assets from distributions	(1,572)	(475)
Capital share transactions*		
Shares sold		
Investor Class	6,212	21,141
Advisor Class	127	350
Distributions reinvested		
Investor Class	1,259	372
Advisor Class	8	2
Shares redeemed		
Investor Class	(10,307)	(10,271)
Advisor Class	(157)	(6)
Redemption fees received	6	13
Increase (decrease) in net assets from capital share transactions	(2,852)	11,601
Net Assets		
Increase (decrease) during period	(415)	9,547
Beginning of period	42,830	33,283
End of period	**$ 42,415**	**$ 42,830**
Undistributed net investment income	639	827

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Infrastructure Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. Income is a secondary objective. The fund has two classes of shares: the Global Infrastructure Fund original share class, referred to in this report as the Investor Class, offered since January 27, 2010, and the Global Infrastructure Fund–Advisor Class (Advisor Class), offered since January 27, 2010. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2012, approximately 24% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $14,129,000 and $16,708,000, respectively, for the year ended October 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended October 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2012 and October 31, 2011, were characterized for tax purposes as follows:

At October 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales, and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2012, the fund had no deferred tax liability attributable to foreign securities and $32,000 of foreign capital loss carryforwards, that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price Singapore Private Ltd., a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2012, the effective annual group fee rate was 0.30%.

The Investor Class and Advisor Class are also subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than the repayment dates indicated in the table below.

Pursuant to this agreement, management fees in the amount of $196,000 were waived and expenses in the amount of $105,000 were reimbursed by Price Associates during the year ended October 31, 2012. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $858,000 remain subject to repayment at October 31, 2012.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended October 31, 2012, expenses incurred pursuant to these service agreements were $167,000 for Price Associates; $61,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 560,714 shares of the Investor Class, and 14,178 shares of the Advisor Class, aggregating 15% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Global Infrastructure Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Infrastructure Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 14, 2012

Tax Information (Unaudited) for the Tax Year Ended 10/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $344,000 from short-term capital gains,

  $165,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,082,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $385,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $753,000 and foreign taxes paid of $88,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[138]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Retired
(1940)
2006
[138]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
1991	Vornado Real Estate Investment Trust (2004 to present); Director
[138]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1988
[138]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[138]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006
[138]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[138]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[138]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[138]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Roy H. Adkins (1970)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly employee, African
Development Bank (to 2008)

Christopher D. Alderson (1962)	Director and President–International Equity,
President	T. Rowe Price International; Company’s
Representative, Director, and Vice President,
Price Hong Kong; Director and Vice President,
Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Syed H. Ali (1970)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.; formerly Research Analyst,
Credit Suisse Securities (to 2010)

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
Harvard Business School (to 2008)

Sheena L. Barbosa (1983)	Employee, T. Rowe Price
Vice President

Peter J. Bates, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Oliver D.M. Bell, IMC (1969)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Head
of Global Emerging Markets Research, Pictet
Asset Management Ltd. (to 2011), and Portfolio
Manager of Africa and Middle East portfolios
and other emerging markets strategies, Pictet
Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Ryan N. Burgess, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sheldon Chan (1981)	Vice President, Price Hong Kong; formerly
Vice President	Associate Director, HSBC (Hong Kong) (to 2011)

Tak Yiu Cheng, CFA, CPA (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, CLS, BNP
Paribas, and Deutsche Bank (to 2008)

Carolyn Hoi Che Chu (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly Director, Bank of
America Merrill Lynch and Co-head of credit
and convertibles research team in Hong Kong
(to 2010)

Archibald Ciganer Albeniz, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe
Executive Vice President	Price, T. Rowe Price Group, Inc., and T. Rowe
Price International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Jose Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael Della Vedova (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Cofounder
and Partner, Four Quarter Capital (to 2009)

Jessie Q. Ding (1981)	Vice President, Price Hong Kong; formerly asso-
Vice President	ciate, TPG Capital (to 2008)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.
Vice President

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Melissa C. Gallagher (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly European
Pharmaceuticals and Biotech Analyst, Bear
Stearns International Ltd. (to 2008)

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Vishnu Vardhan Gopal (1979)	Vice President, Price Hong Kong
Vice President

Benjamin Griffiths, CFA (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Randal S. Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Senior
Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Japanese
Financial/Real Estate Sector Analyst/Portfolio
Manager, Citadel Investment Group, Asia
Limited (to 2009)

Jai Kapadia (1982)	Employee, T. Rowe Price; formerly student,
Vice President	MIT Sloan School of Management (to 2011);
Associate Analyst, Sirios Capital Management
(to 2009)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe
Executive Vice President	Price International; Vice President, T. Rowe
Price and T. Rowe Price Group, Inc.

Christopher J. Kushlis, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Equity
Fund Manager, Citi (London) (to 2008)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe
Executive Vice President	Price Group, Inc.

Sebastien Mallet (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International; formerly Analyst,
Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Executive Vice President	Price Group, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Eric C. Moffett (1974)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Samy B. Muaddi, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sridhar Nishtala (1975)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Kenneth A. Orchard (1975)	Vice President, T. Rowe Price Group, Inc.,
Vice President	and T. Rowe Price International; formerly Vice
President, Moody’s Investors Service (to 2010)

Paul T. O’Sullivan (1973)	Vice President, T. Rowe Price International
Vice President

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Craig J. Pennington, CFA (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Global
Energy Analyst, Insight Investment (to 2010);
Senior Trader, Brevan Howard (to 2008)

Austin Powell, CFA (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Naoto Saito (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly Analyst,
HBK Capital Management (to 2008)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Francisco Sersale (1980)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Amitabh Shah (1980)	Vice President, T. Rowe Price International
Vice President

Jeneiv Shah, CFA (1980)	Employee, T. Rowe Price; formerly Analyst,
Vice President	Mirae Asset Global Investments (to 2010)

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

Eunbin Song, CFA (1980)	Vice President, Price Singapore; formerly
Vice President	Equity Research Analyst, Samsung Securities
(to 2008); student, Columbia Business School
(to 2010)

David A. Stanley (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Miki Takeyama (1970)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ju Yen Tan (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Sin Dee Tan, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly student,
London Business School (to 2008)

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Jean Pierre Thibaud (1982)	Employee, T. Rowe Price; formerly student,
Vice President	Harvard Business School (to 2011); Senior
Associate, MBA Lazard (to 2009)

Siby Thomas (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2009)

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President	T. Rowe Price International

Mitchell J.K. Todd (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Verena E. Wachnitz, CFA (1978)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Hiroshi Watanabe, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Clive M. Williams (1966)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Marta Yago (1977)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Ernest C. Yeung, CFA (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Christopher Yip, CFA (1975)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Wenli Zheng (1979)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly student, University of
Chicago Graduate School of Business (to 2008)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,333,000 and $1,632,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 14, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 14, 2012